UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5th Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On May 5, 2016, OM Asset Management plc (the “Company”) issued a press release and presentation materials setting forth its financial and operating results for the quarter ended March 31, 2016. Copies of the press release and the presentation materials are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2016, the Company held its 2016 Annual General Meeting (the "Annual Meeting") at the Millennium Bridge House, 2 Lambeth Hill, London, England EC4V 4GG. As of March 29, 2016, the record date for the Annual Meeting, the Company had 120,828,922 of its ordinary shares, nominal value $0.001 per share (the “Ordinary Shares”), issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 114,687,516 were present in person or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s shareholders considered and acted upon the following proposals:

1.  Election of Directors.  The shareholders elected the following individuals to serve as directors until the 2017 Annual General Meeting and until their respective successors are duly elected and qualified.  The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter L. Bain	112,298,841	242,321	632,012	1,514,342
Ian D. Gladman	102,315,168	1,400,397	9,457,609	1,514,342
Kyle Prechtl Legg	112,544,146	242,421	386,607	1,514,342
James J. Ritchie	112,495,439	291,128	386,607	1,514,342
John D. Rogers	112,495,539	291,028	386,607	1,514,342
Donald J. Schneider	102,322,068	1,400,497	9,450,609	1,514,342
Robert J. Chersi	112,696,528	90,039	386,607	1,514,342

2.  Ratification of Independent Registered Public Accounting Firm.  The shareholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,674,308	4,963	8,245	—

3.  Appointment of Statutory Auditor.  The shareholders voted to appoint KPMG as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the Company’s next Annual General Meeting at which accounts are laid before shareholders).  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,639,160	5,436	8,245	34,675

4.  Authorization of the Board of Directors to determine U.K. Statutory Auditor’s Remuneration.  The shareholders voted to authorize the directors to determine the remuneration of KPMG as the Company’s U.K. statutory auditor.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,618,500	33,453	888	34,675

5.  Advisory Vote on Executive Compensation.  The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2016 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,753,553	400,096	19,525	1,514,342

6.  Receipt and Approval of Directors’ Remuneration Policy.  The shareholders voted to receive and approve the Directors’ Remuneration Policy contained in Appendix A to the Proxy Statement, for the three-year period commencing April 29, 2016 and ending April 28, 2019.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,057,827	101,490	13,857	1,514,342

7.  Advisory Vote on Directors’ Remuneration Report.  The shareholders voted to approve, on an advisory basis, the Directors’ Remuneration Report (other than the Directors’ Remuneration Policy) contained in Appendix A to the Proxy Statement, for the period commencing January 1, 2015 and ended December 31, 2015.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,777,163	382,154	13,857	1,514,342

8.  Authorization of the Form of Share Repurchase Contract with Parent.  The shareholders voted to approve the form of the off-market share purchase contract between Old Mutual plc, OM Group (UK) Ltd. and the Company contained in Appendix B to the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,277,449	396,549	208,317	1,544,342

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The information in Item 2.02 and the information filed as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

Exhibit No.	Description

99.1	Earnings press release issued by the Company on May 5, 2016
99.2	First quarter 2016 earnings presentation of OM Asset Management plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	May 5, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release issued by the Company on May 5, 2016
99.2	First quarter 2016 earnings presentation of OM Asset Management plc